                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) March 31, 1999

                                 SurgiLight, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-24897              35-1990562
   (State or other jurisdiction    (Commission         (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)


   7055 University Blvd, Winter Park, Florida                32792
   (Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code      (407) 657-6500


                          MAS Acquisition III Corp.
                           1710 E. Division St.
                         Evansville, Indiana 47711
         (Former name or former address, if changed, since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  A change in control of the registrant occurred on March 31, 1999 pursuant to the terms and conditions of an Agreement of Merger (the "Agreement") dated March 31, 1999 between MAS Acquisition III Corp., a Delaware corporation (the "Company") and SurgiLight,Inc., a Delaware corporation ("SLI"), which provided for the merger of SLI with and into the Company as the surviving entity, pursuant to a tax-free reorganization in accordance with Section 354 and 368 of the Internal Revenue Code of 1986, as amended.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  The Company entered into the Agreement with SLI on March 31, 1999, whereby SLI has merged into the Company and the Company has changed its name to SurgiLight, Inc. Pursuant to the terms of the Agreement, each common share of SLI was converted into one common shares of the Company. A total of 10,394,330 shares of common share of SLI was converted into 10,394,330 restricted common shares of the Company. In addition the Company has accepted the return of, and cancelled, 7,500,000 shares of Common Stock of the Company issued to Aaron Tsai.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(1)

(i) The former certifying accountant Tubbs & Bartnick, P.A. was dismissed by the Company on March 31, 1999.

(ii) The former accountant's reports on the financial statements since inception on July 31, 1996 to December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was approved by the board of directors.

(iv) Since inception on July 31, 1996 to December 31, 1998 and the interim period to March 31, 1999, there were no disagreements with the former accountants on any matter of accounting principles or procedures, financial statement disclosure, or auditing scope or procedures.

(a)(2) On March 31, 1999, Rachel L. Siu was appointed as the Company's new certifying accountant. Ms. Siu was not consulted with by the Company prior to the merger. Ms. Siu has been the certifying accountant of SLI prior to the merger described in this Form 8-K.

(a)(3) The Registrant has request from its former accountant a letter addressed to the Commission stating their agreement with the statements in this item.

ITEM 5.  OTHER EVENT.

  Not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  As a result of the Agreement, the Company has accepted the resignation of the Board of Directors and Officers, as of March 31, 1999, consisting of Aaron Tsai and Chia-Lun Tsai, and appointed J.T. Lin, M. Y. Hwang, Richard Reffner, Paul Miano and Timothy J. Arion.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

     (i) Audited financial statements of SurgiLight, Inc. (formerly Photon Data, Inc.) for the year ended December 31, 1997 and 1998.

    (ii) Unaudited financial statements of SurgiLight, Inc. (Plantation Vision Center) for the four month ended December 31,1998.

   (iii) Unaudited combined financial statement of MAS Acquisition III Corp. and SurgiLight, Inc. for the year ended December 31, 1997 and 1998. (to be filed by amendment)

                                    Rachel L. Siu
                             Certified Public Accountant
                             5100 Old Howell Branch Road
                               Winter Park, FL  32792



                            INDEPENDENT AUDITOR'S REPORT
                            ----------------------------


To the Stockholders of
Photon Data, Inc.



We have audited the accompanying balance sheets of Photon Data, Inc. as of December 31, 1998 and 1997 and the related statements of operations, stockholders equity, and cash flows for the years ended December 31, 1998 and December 31, 1997. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Photon Data, Inc. as of December 31, 1998 and 1997, and the results of its operations and cash flows for the years ended December 31, 1998 and December 31, 1997 in conformity with generally accepted accounting principles.



/s/Rachel Siu
______________
Rachel L. Siu
Winter Park, Florida
February 28, 1999

                                  SURGILIGHT, INC.
                            (FORMERLY PHOTON DATA, INC.)

                               STATEMENT OF OPERATIONS

[CAPTION]

                      FOR THE YEARS ENDED DECEMBER 31,1998 & 1997

                                             1998	            1997
                                          -----------      -----------
SALES                                   $    842,005	    $  1,057,139

COST OF SALES                                238,419	         707,232
                                          -----------      -----------
	Gross Profit                                603,586          349,907

GENERAL AND ADMINISTRATIVE
	EXPENSES                                    750,519	       1,078,615
                                          -----------      -----------
         	Operating Income (Loss)           (146,933)       	(728,708)

OTHER INCOME/EXPENSES
	LOSS ON FDA FORFEITURE                           -	         (126,985)
	LOSS ON CLOSING OF 3 CENTERS                     -	         (265,000)
	INTEREST INCOME                               3,375            3,420
	INTEREST EXPENSE                            (10,785)	        (58,886)
                                          -----------      -----------
         	Net Income (Loss)             $   (154,343)    $ 	(1,176,159)
                                          ===========      ===========




                See Accountant's Audit Report and accompanying notes

                                  SURGILIGHT, INC.
                            (FORMERLY PHOTON DATA, INC.)
                                   BALANCE SHEET
                    FOR THE YEARS ENDED DECEMBER 31, 1998 & 1997

                                      ASSETS
                                            12/31/98        12/31/97
                                          -----------     -----------
CURRENT ASSETS:
	Cash                                   $     38,366    $     80,891
	Accounts Receivables
	 Less Allowances for Doubtful Accounts      141,829               -
Inventory                                    757,792       1,195,373
                                          -----------     -----------
 			TOTAL CURRENT ASSETS                     937,957       1,276,264

PROPERTY AND EQUIPMENT, at cost:
	Office Equipment                              6,224	          5,786
	Computer Equipment                           19,613          17,798
	Lab Equipment                                 9,327	          9,327
	Remote Location Equipment                 1,146,860	        528,130
	                                         -----------     -----------
                                           1,182,024         561,041
	Less accumulated depreciation              (172,644)       	(47,070)
                                          -----------     -----------
         	NET PROPERTY AND EQUIPMENT       1,009,380         513,971
                                          -----------     -----------
OTHER ASSETS
	Deposit                                     202,671           2,671
	Intangible Assets                           200,127	        200,127
	Less Accumulated Amortization               (50,100)        (36,743)
                                          -----------     -----------
         	NET OTHER ASSETS                   352,698         166,055
                                          -----------     -----------
TOTAL ASSETS                            $  2,300,035    $  1,956,290
                                          ===========     ===========

                         LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
	Accounts Payable                       $     59,190    $     75,707
	Accrued Interest                             19,938          52,935
	Notes Payable                               102,500      	1,050,751
	Loans from SurgiLight, Inc.                  15,000               -
	Loans from Shareholders                     331,000               -
                                          -----------     -----------
         	TOTAL CURRENT LIABILITIES          527,628	      1,179,393
                                          -----------     -----------
STOCKHOLDERS' EQUITY:
	Common Stock, No par value, 4,062,500
   shares issued and outstanding           4,048,301       2,898,448
	Retained Earnings                        (2,275,894)     (2,121,551)
                                          -----------     -----------
         	TOTAL STOCKHOLDERS' EQUITY       1,772,407	        776,897
                                          -----------     -----------
TOTAL LIABILITIES &
	STOCKHOLDER' S EQUITY                  $  2,300,035    $  1,956,290
                                          ===========     ===========

               See Accountant's Audit Report and accompanying notes

                                  SURGILIGHT, INC.
                            (FORMERLY PHOTON DATA, INC.)
                              STATEMENT OF CASH FLOWS

[CAPTION]

                    FOR THE YEARS ENDED DECEMBER 31, 1998 & 1997

                                               1998	           1997
                                           -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
	Net income (loss)                       $   (154,343)   $	(1,176,159)
	Adjustments to reconcile net income
	  (loss) to net cash provided by
	  (used in) operating activities:
	    Depreciation                             125,574	         43,047
	    Amortization                              13,357	         13,358

 Increase (Decrease) in:
	  Receivables                               (141,829)	       221,777
  	Inventory                                  437,581        	139,092
  	Deposits                                  (200,000)           (230)
  	Accounts Payable                           (16,518)	        26,296
  	Accrued Interest                           (32,997)        	41,048
                                           -----------     -----------
     Net cash provided (used) by
             	operating activities             31,825	       (691,771)

CASH FLOWS USED IN INVESTING ACTIVITIES:
	Purchases of equipment                      (620,982)	      (532,321)
	Loss on closing of 3 centers                       -         265,000
                                           -----------     -----------
     Net cash provided (used) by
             	investing activities           (620,982)      	(267,321)

CASH FLOWS FROM FINANCING ACTIVITIES:
	Proceeds from short-term borrowings           15,000	        614,253
	Repayment of short-term borrowings          (948,251)              -
	Loans from Shareholders                      331,000               -
	Proceeds from sale of stock                1,149,853	        418,062
                                           -----------     -----------
     Net cash provided (used) by
             	financing activities            547,602      	1,032,315
                                           -----------     -----------
NET INCREASE (DECREASE) IN CASH               (42,555)	        73,223

CASH, beginning of year                        80,891           7,668
                                           -----------     -----------
CASH, end of year                        $     38,336    $	    80,891
                                           ===========     ===========

NONCASH FINANCING ACTIVITIES AND SUPPLEMENTAL INFORMATION:

Operating Activities reflect interest expense of $10,785 For 1998 & $ 58,886 for 1997.

                See Accountant's Audit Report and accompanying notes

                                  SURGILIGHT, INC.
                            (FORMERLY PHOTON DATA, INC.)

                          STATEMENT OF STOCKHOLDERS' EQUITY

[CAPTION]

                     FOR THE YEARS ENDED DECEMBER 31, 1998 & 1997

                               Capital
                                Stock	        Deficit	        Total
                             -----------    -----------    -----------
BALANCE,
	December 31, 1996         $  2,480,386   $   (945,392)  $  1,534,994

	Net Loss                             -	    (1,176,159)  	 (1,176,159)
	Capital Contributions          418,062	             -        418,062
                             -----------    -----------    -----------
BALANCE,
	December 31, 1997         $  2,898,448   $ (2,121,551)  $    776,897

	Net Loss                             -       (154,343)      (154,343)
	Capital Contributions        1,149,853	             	-     1,149,853
                             -----------    -----------    -----------
BALANCE,
 December 31, 1998         $  4,048,301   $ (2,275,894)  $  1,772,407
                             ===========    ===========    ===========




                See Accountant's Audit Report and accompanying notes

                                  SURGILIGHT, INC.
                            (FORMERLY PHOTON DATA, INC.)

                            NOTES TO FINANCIAL STATEMENTS

NOTE 1 Nature of Business and Significant Accounting Policies

NATURE OF BUSINESS: Photon Data, Inc. (PDI) is a Florida Corporation incorporated in 1993 and began operations in 1995. The company engages in the development of eye laser technology and in the operation of Laser Vision Centers (LVC). Its projects include refractive laser system control, software design, eye tracking, and the development of UV and IR light sources. PDI also has an assembling facility at ZPAD free zone, Panama where completed systems can be shipped to international users.

INVENTORIES: Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method. Inventory consists primarily of electronic parts and finished laser systems.

PROPERTY, EQUIPMENT AND DEPRECIATION: Property and equipment are stated at cost. Depreciation is computed over the estimate useful lives of the assets using straight line methods.

DEFERRED ASSETS: Deferred assets are being amortized over five years for organizational costs and over ten years for goodwill. Goodwill represents the excess of the purchase price over the fair market value of net assets acquired.

NOTE 2   Lease Commitment

The company leases its premises under an operating lease. Future minimum rental payments for the noncancellable lease as of December 31, 1998 is $16,240 for 1999. The lease ends on July 31, 1999. Rental expenses of $28,809 for 1998 and $30,231 for 1997 under this lease are classified as administrative expenses in the accompanying statement of income and loss.

NOTE 3  Accounts Receivable

Allowance for doubtful accounts was $8,000 for 1998 and $4,230 for 1997.

NOTE 4  Inventories

		Inventories consist of the following:

[CAPTION]

                                          1998           1997
                                        ---------     -----------
		Finished Laser Systems               $ 532,400     $ 0
		  At Remote Locations
		Parts                                  225,392       1,195,373
                                        ---------     -----------

                                       $ 757,792     $ 1,195,373
                                        =========     ===========

The remote locations as of December 31, 1998 include Panama, Japan, and New York.

NOTE 5  Property and Equipment

		                                     1998          1997
                        							    ----------      --------
  Office Furniture & Equipment    $    6,224      $  5,786
		Computer Equipment                  19,612        17,798
		Lab Equipment                        9,327         9,327
		Equipment at Remote Location     1,146,860       528,130
		                                 ----------      --------
                        						     1,182,023       561,041
		Less Accumulated Depreciation      172,644        47,070
		                                 ----------      --------
    Net Property and Equipment    $1,009,379      $513,971
                         						    ==========      ========

The remote locations referred to above include China, Latin America, Japan, and New York, USA. Depreciation expenses of $125,574 for 1998 and $43,047 for 1997 are classified as administrative expenses in the accompanying statement of income and loss.

NOTE 6  Investment in China and Latin America

In 1996, the Company purchased six LVC's in China from Lasersight, Inc. The purchase price of $600,000 was for the income stream only. One center was closed in 1996. Three additional centers closed in 1997. In 1998, fourteen
(14) new centers, including twelve in China and two in Latin America, were added by the Company. The profit of the centers are shared with medical institutions. The Company provides the laser systems that are operated by the institutions.

NOTE 7  Advances from Shareholders

The loans from shareholders converted to paid-in capital as approved by the board of directors amounted to $374,338 and $408,110 for 1998 and 1997, respectively.

NOTE 8  Notes Payable

                        								  Balance at  	  Balance at
                        								   12/31/98       12/31/97
		                                ----------     ----------
  Yuan Lin,                       $    --        $  948,251
		promissory note
		unsecured, payable
  upon maturity
		including interest
		at 12%

 	Kuo Chang Wang,                   102,500         102,500
		promissory note
		unsecured, payable
		upon maturity
		including interest
		at 8%


NOTE 9  Related-Party Transactions

The promissory notes payable as described in Note 7 were with related parties. In 1998, the notes payable to Yuan Lin were converted to capital.

NOTE 10  Capital Stock

There are 4,062,500 shares of No par value stock issued and outstanding. In 1998 and 1997, the shareholders increased their capital to $ 4,048,301 and $ 2,898,448.

NOTE 11  Income Taxes

Since 1995, the company has elected to be taxed as an S-Corporation where income and loss passes through the shareholders. In 1998, with the addition of nonresident shareholders, the company is converted to a C-Corporation which pays income taxes at the corporate level.

Beginning 1998, the Company is part of a control group for income tax purposes. There are no income tax liabilities for members of the group as of December 31, 1998.

NOTE 12  Industry Regulations

The Company started a plant in Panama to assemble laser systems in 1997. Under federal law, the providers cannot use the lasers unless they have been certified by the Food and Drug Administration (FDA). Consequently, all systems produced in the United States prior to September 1997 were surrendered to the FDA. The loss in 1997 amounted to $ 126,985.

In December 1998, the Company entered into a Consent Decree with the FDA to post a bond in the amount of $ 100,000 to secure the destruction of the laser devices and compliance with regulations. In addition, the Company is to deposit $ 100,000 into an escrow account to be maintained for a period of five years. The escrow funds will be returned to the Company after that time if no violations of the Federal Food, Drug & Cosmetic Act occur during the five years. Mr. JT Lin, one of the shareholders, agreed to pay the above $200,000 deposits on behalf of the Company as loans from shareholders (see
Note 14).

NOTE 13  Commitments and Contingencies

PDI is defending a lawsuit filed by Pillar Point Partners for patent infringement and the interference on the sale of excimer laser systems. Both parties have entered a settlement negotiation in an attempt to resolve the matter without further litigation. The settlement is estimated to be about
$ 40,000 according to the management.

NOTE 14  Subsequent Events

1. The $ 200,000 deposits described in Note 12 were paid by Mr. J T Lin in January 1999.

2. In February 1999, the company entered into an Agreement to be merged with SurgiLight, Inc., a Delaware Corporation. The Company expects to complete the merger in March 1999. The shareholders of PDI were issued 8,125,000 shares of SurgiLight common stock.

3. Surgilight, Inc. is in the process of merging with several related businesses in the area of laser centers and optical electronic technology and plans to go public in 1999.

                                   Rachel L. Siu
                            Certified Public Accountant
                            5100 Old Howell Branch Road
                              Winter Park,  FL  32792


SurgiLight, Inc.
7055 University Blvd.
Winter Park, FL  32792



We have compiled the accompanying Statement of Assets, Liabilities and Equity of SurgiLight, Inc. as of December 31, 1998 and related Statement of Revenues and Expenditures for the four months then ended, in accordance with statements on standards for accounting and review services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express and opinion or any other form of assurance on them.




/s/Rachel Siu
_____________
Rachel L. Siu
Winter Park, Florida
February 28, 1999

                                  SURGILIGHT, INC.
                             (PLANTATION VISION CENTER)
                              STATEMENT OF OPERATIONS
                                    (Unaudited)

                    FOR THE FOUR MONTHS ENDED DECEMBER 31, 1998


SALES                                                     $   296,558

COST OF SALES                                                  49,002
                                                            ----------
       Gross Profit                                           247,556

GENERAL AND ADMINISTRATIVE
	EXPENSES                                                     283,932
                                                            ----------
	         Operating Income (Loss)                             (36,376)

OTHER INCOME/EXPENSES
	INTEREST INCOME                                                  701
                                                            ----------
         	Net Income (Loss)                               $   (35,675)
                                                            ==========


     See Accountant's Compilation Report and accompanying notes

                                  SURGILIGHT, INC.
                             (PLANTATION VISION CENTER)
                                   BALANCE SHEET
                                    (Unaudited)
                    FOR THE FOUR MONTHS ENDED DECEMBER 31, 1998



                                      ASSETS
CURRENT ASSETS:
	Cash                                                    $   152,331
	Accounts Receivables
	 Less Allowances for Doubtful Accounts                       14,300
	Inventory                                                    23,059
	Loans to Photon Data, Inc.                                   15,000
                                                           ----------
        	TOTAL CURRENT ASSETS                                204,690
                                                           ----------
PROPERTY AND EQUIPMENT, at cost:
	Clinical Equipment                                           85,365
	Less accumulated depreciation                                (5,001)
                                                           ----------
        	NET PROPERTY AND EQUIPMENT                           80,364
                                                           ----------
OTHER ASSETS
	Deposit                                                 	       380
                                                           ----------
        	TOTAL ASSETS                                    $   285,434
                                                           ==========

                         LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
	Accounts Payable                                        $    87,053

STOCKHOLDERS' EQUITY:
Common Stock, $.0001 Par Value,
	 623,630 shares issued and outstanding                           62
	Paid In Capital                                             233,994
	Deficit                                                     (35,675)
                                                           ----------
        	TOTAL STOCKHOLDERS' EQUITY                          198,381
                                                           ----------
TOTAL LIABILITIES &
	STOCKHOLDERS EQUITY                                     $   285,434
                                                           ==========


     See Accountant's Compilation Report and accompanying notes

                                 SURGILIGHT, INC.
                            (PLANTATION VISION CENTER)
                              STATEMENT OF CASH FLOWS
                                    (Unaudited)

                    FOR THE FOUR MONTHS ENDED DECEMBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
	Net income (loss)                                       $   (35,675)
	Adjustments to reconcile net income
	  (loss) to net cash provided by
	  (used in) operating activities:
	    Depreciation                                              5,001

 Increase (Decrease) in:
	 Receivables                                                (14,300)
 	Inventory                                                  (23,059)
 	Deposits                                                      (380)
 	Accounts Payable                                            87,053
                                                           ----------
    Net cash provided (used) by
            	operating activities                             18,640

CASH FLOWS USED IN INVESTING ACTIVITIES:
	Purchases of equipment                                      (85,365)
                                                           ----------
   Net cash provided (used) by
            	investing activities                            (85,365)

CASH FLOWS FROM FINANCING ACTIVITIES:
	Proceeds from sale of stock                                 234,056
	Loans to Photon Data, Inc.                                  (15,000)
                                                           ----------
   Net cash provided (used) by
            	financing activities                            219,056
                                                           ----------
NET INCREASE (DECREASE) IN CASH                              152,331
CASH,beginning of year                                             0
                                                           ----------
CASH, end of year                                        $   152,331
                                                           ==========

     See Accountant's Compilation Report and accompanying notes


                                  SURGILIGHT, INC.
                             (PLANTATION VISION CENTER)
                         STATEMENT OF STOCKHOLDERS' EQUITY
                                    (Unaudited)

                    FOR THE FOUR MONTHS ENDED DECEMBER 31, 1998

                                     Additional
                          Capital     Paid In
                           Stock      Capital       Deficit       Total
                         ---------   ---------     ---------    ---------
Net Loss               $        -  $        -	   $  (35,675)   $ (35,675)
Capital Contributions	          -     233,994             -     	233,994

Common Stock	                  62           -             -           62
                         ---------   ---------     ---------    ---------
BALANCE,
	December 31, 1998     $       62	 $  233,994    $  (35,675)   $ 	198,381
                         =========   =========     =========    =========


      See Accountant's Compilation Report and accompanying notes

                                  SURGILIGHT, INC.
                             (PLANTATION VISION CENTER)
                           NOTES TO FINANCIAL STATEMENTS

NOTE 1 Nature of Business and Significant Accounting Policies

NATURE OF BUSINESS: SurgiLight, Inc. (SLI) was originally incorporated in Florida in May 1998 and later merged with SurgiLight, Inc. that was incorporated in Delaware in October 1998. The surviving company is SurgiLight, Inc., Delaware.

The Company began its operation in September, 1998 after it acquired the assets of Plantation Vision Center at Plantation, Florida and also the sub-leasing agreement from LCA Vision, Inc. for an excimer laser system made by VISX.

In February 1999, the Company entered an agreement to merge with Photon Data, Inc. (PDI). The surviving company will be SurgiLight, Inc. The company expects to complete the merger in March, 1999.

INVENTORIES: Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method. Inventory consists primarily of VISX key cards and Chiron microkeratome blades.

PROPERTY, EQUIPMENT AND DEPRECIATION: Property and equipment are stated at cost. Depreciation is computed over the estimate useful lives of the assets using straight line methods.

DEFERRED ASSETS:  Deferred assets are being amortized over five years.

NOTE 2   Operating Leases

The company leases its premises and equipment under operating leases. Future minimum rental payments for the uncancellable leases as of December 31, 1998 is as follows:


1999				$ 54,245
2000      56,405
2001      38,214


Rental expense of $ 86,495 for 1998 under these leases are classified as administrative expenses in the accompanying statement of income and loss.

NOTE 3  Accounts Receivable

The receivables were fully collected in 1999. Therefore, there was no allowance for bad debts.

NOTE 4  Property and Equipment

The depreciation expense of $5,001 was classified as administrative expense in the accompanying statement of income and loss.

NOTE 5  Related Party Transactions

The Company loaned $15,000 to Photon Data, Inc. which is expected to merge with the Company in March, 1999 (see Note 7).

NOTE 6  Capital Stocks

As of December 31, 1998, there are 623,630 Shares of $.0001 par value stock issued and outstanding. The shareholders increased their capital to $234,056 which is net of the deferred offering costs.

NOTE 7  Income Taxes

For 1998, the Company is part of a control group for income tax purposes. There are no income tax liabilities for members of the group as of December 31, 1998.

NOTE 8  Subsequent Events

1. In February 1999, the company entered into an agreement to merge with PDI. The shareholders of PDI were issued 8,125,000 shares of SurgiLight common stock.

2. Surgilight, Inc. is in the process of acquiring several related businesses in the area of laser centers and optical electronic technology and

(b) Exhibits


   Exhibit Number             Description

          2.0              Stock Exchange Agreement

          2.1              Agreement of Merger

          3.0              Certificate of Amendment of Certificate
                           of Incorporation (No. 1)

          3.1              Certificate of Amendment of Certificate
                           of Incorporation (No. 2)

         16.0              Letter from Former Certifying Accountant
                           (to be filed by amendment)


 Date:    March 31, 1999

                                     SurgiLight, Inc.


                                     By: /s/J.T. Lin
                                        --------------------------------
                                         J.T. Lin, President and CEO
                                         and Chairman of Board Directors



EXHIBIT 2.0

                         STOCK EXCHANGE AGREEMENT


         THIS AGREEMENT is made this 31 day of March, 1999, by and between MAS Acquisition III Corp., a Delaware corporation ("MAS") and SurgiLight, Inc., a Delaware corporation ("SLI").

                                  WITNESSETH:

         WHEREAS, the total authorized capital stock of SLI consists of 11,000,000 shares of common stock, par value $0.0001 per share, of which 10,394,330 shares are issued and outstanding (Common Stock hereinafter collectively referred to as the "SLI Shares"); and

         WHEREAS, MAS desires to acquire all of the issued and outstanding capital stock of SLI, or 10,394,330 shares of Common Stock ("SLI Shares") for 10,394,330 shares of common stock of MAS ("MAS Shares") by exchanging one
MAS Share for each SLI Shares; and

         WHEREAS, SLI agrees to pay MAS Financial Corp. a finder's fee of one hundred thousand dollars ($100,000) payable within three (3) days MAS clears for trading on the OTC Bulletin Board.

        WHEREAS, MAS Financial Corp. ("MASF") agrees to pay up to $65,000 in merger related expenses primarily to SLI's accountant and attorney based on the following conditions: The expenses are payable by MASF only after MASF has sold at least 22,000 shares of SLI in the open market via the OTC Bulletin Board and has received a minimum net proceed of $100,000. After MASF sold at least 10,000 shares of SLI and received a minimum of $50,000, MASF shall use the net proceed of the sale of the next 12,000 shares of SLI to pay for up to $65,000 of the above mentioned expenses.

         WHEREAS, in reliance on and subject to the terms and conditions, representations, warranties, covenants and agreements herein contained, SLI desires to sell the SLI Shares to MAS, and MAS desires to purchase the SLI Shares in a stock for stock exchange.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and value consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PURCHASE AND SALE.

         Section 1.1 AGREEMENT TO PURCHASE AND EXCHANGE. In reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements herein contained, SLI shall assign, transfer and convey unto MAS, and MAS shall purchase all of the SLI Shares in a tax free reorganization.

         Section 1.2 PURCHASE PRICE. The aggregate purchase price for the SLI
Shares (the "Purchase Price") shall be 10,394,330 MAS Shares.


         Section 1.3 CLOSING. The closing of the transaction contemplated in this Agreement (the "Closing") shall take place at the offices of MAS
Acquisition III Corp., 1710 E. Division St., Evansville, Indiana 47711 on or around the date first written above or at such other date, time or place as shall be mutually acceptable to the parties (the "Closing Date").

         Section 1.4 TRANSACTIONS AND DOCUMENTS AT AND AFTER CLOSING.

                 (a) At the Closing, SLI shall deliver to MAS certificates representing 10,394,330 shares of SLI, duly endorsed for transfer.

                 (b) At the Closing, MAS shall deliver to SLI the 10,394,330
MAS Shares representing the Purchase Price for the SLI Shares, calculated as set forth hereinabove, and bearing an appropriate legend restricting transfer except as permitted under Rule 144 of the Securities Act of 1933, as amended.

                 (c) From time to time and at any time, at MAS's request, whether on or after the Closing Date, and without further consideration, SLI shall, at its own expense except as otherwise provided in this Agreement, execute and deliver such further documents and instruments of conveyance and transfer and shall take such further actions as may be necessary or convenient, in the reasonable opinion of MAS, to transfer and convey to MAS, all of its right, title and interest in and to the SLI Shares, free and clear of any lien or adverse claim.

         (d) From time to time and at any time, at SLI's request, whether on or after the Closing Date, and without further consideration, MAS shall, at its own expense except as otherwise provided in this Agreement, execute and deliver such further documents and instruments of conveyance and transfer and shall take such further actions as may be necessary or convenient in the reasonable opinion of SLI, to transfer and convey to SLI, all of its right, title and interest in and to the MAS Shares free and clear of any lien or adverse claim.

2.    ADDITIONAL AGREEMENTS.

      Section 2.1 MAS'S ACCESS AND INSPECTION. SLI has allowed and shall allow MAS and its authorized representatives full access during normal business hours from and after the date hereof and prior to the Closing Date to all of SLI's properties, books, contracts, commitments and records for the purpose of making such investigation as MAS may desire, and SLI shall furnish MAS such information concerning SLI's affairs as MAS may request. SLI has caused and shall cause SLI's personnel to assist MAS in making such investigation and shall cause the counsel, accountants, engineers and other non-employee representatives of SLI to be reasonably available to MAS for such purposes.

      Section 2.2 SLI'S ACCESS AND INSPECTION. MAS shall allow SLI and its authorized representatives access during normal business hours from and after the date hereof and prior to the Closing Date to such of MAS's properties, books, contracts, commitments and records as SLI may reasonably request for the purpose of determining the financial condition of MAS. MAS shall cause

MAS's personnel to assist SLI in making such investigation and shall cause the counsel, accountants, engineers and other non-employee representatives of MAS to be reasonably available to SLI for such purposes.

      Section 2.3 COOPERATION. The parties shall cooperate fully with each other and with their representatives, counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement, and will use their best efforts to consummate the transactions contemplated hereby and fulfill their obligations hereunder.

      Section 2.4 EXPENSES. All of the expenses incurred by MAS in connection with the authorization, preparation, execution and performance of this Agreement by MAS, including without limitation all fees and expenses of agents, representatives, counsel and accountants for MAS, shall be paid by MAS. All expenses incurred by SLI in connection with the authorization, preparation, execution and performance of this Agreement, including without limitation all fees and expenses of agents, representatives, counsel and accountants, shall be paid by SLI.

      Section 2.5 BROKERS. Each party hereto jointly and severally represents and warrants that no broker or finder other than MAS Financial Corp. has acted on its behalf in connection with this Agreement or the transactions contemplated herein and each party shall indemnify the other and save it harmless from any claim or demand for commission or other compensation by any broker, finder or similar agent claiming to have been employed by or on behalf of such party.

3.    REPRESENTATIONS AND WARRANTIES OF SLI.

      SLI represents, covenants and warrants to MAS as follows:

      Section 3.1 CORPORATE EXISTENCE/STANDING/AUTHORITY. SLI is a corporation duly organized, validly existing and in good standing under the laws of Florida and has the corporate power and authority to own, operate and lease its respective properties, to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transactions contemplated hereby.
SLI is duly qualified to do business and is in good standing in each jurisdiction where the failure to qualify would have a material adverse affect on it. SLI has delivered to MAS or its counsel true and correct copies of the articles of incorporation and by-laws of SLI, together with any amendments thereto.

      Section 3.2 SHARES OF STOCK. All issued and outstanding shares of capital stock of SLI have been duly authorized and validly issued and are fully paid and nonassessable. There is no subscription, option, warrant, call, right, contract, commitment, understanding or arrangement relating to the issuance, sale or transfer by SLI of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.

      Section 3.3 AUTHORITY. SLI has the full right and authority to enter into and fully perform this Agreement and all other agreements and documents to be delivered to MAS in connection herewith. All actions required to be taken by SLI to authorize the execution, delivery and performance of this Agreement and all other agreements and documents to be delivered in connection herewith have been or will by the Closing Date be properly taken. This Agreement constitutes the valid and binding obligation of SLI. Neither the execution and delivery of this Agreement and all other agreements and documents executed in connection herewith nor the consummation of the transactions contemplated hereby nor the performance of this Agreement and all other agreements and documents executed in connection herewith will (1) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of SLI, (2) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance or the payment of money required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of SLI's properties under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, indenture, lease, agreement or other instrument or commitment to which SLI is a party, or by which SLI or its properties may be bound or affected or (3) violate any order, writ, injunction, decree, judgment, or ruling of any court or governmental authority specifically applicable to SLI or any of its properties.

      Section 3.4 NO VIOLATION. Except as set forth on Schedule 3.4, to the best knowledge of SLI, SLI has complied with all rules, regulations, codes and laws affecting its business and operations and is not in default under, or in violation of, any provision of any federal, state or local rule, regulation, code or law nor has SLI been given notice of any such default or violation.

      Section 3.5 LICENSES AND RIGHTS. SLI possesses all franchises, easements, licenses, permits and other authorizations from governmental or regulatory authorities and from all other persons or entities that are necessary to permit it to engage in its business as presently conducted in and at all locations and places where it is presently operating. Such franchises, licenses, permits and other authorizations are set forth on Schedule 3.5.

      Section 3.6 CONSENTS. Except as set forth on Schedule 3.6 hereto, no approval or consent of any person, firm or other entity or body is required to be obtained by SLI for the authorization of this Agreement or the consummation by SLI of the transactions contemplated hereby.

      Section 3.7 NO DEFAULTS. Except as set forth on Schedule 3.7, to the best knowledge of SLI, no default (or event which with the passage of time or the giving of notice or both would become a default) exists or is alleged to exist with respect to the performance of any material obligation of SLI under the terms of any material indenture, license, mortgage, deed of trust, lease, note, guaranty or other contract or instrument, including, but not limited to, any contract set forth on Schedule 3.17, to which SLI is a party or to which its assets are subject, or by which it is otherwise bound, and no such default or event exists or is alleged to exist with respect to the performance of any obligation of any other party thereto.

      Section 3.8 FINANCIAL STATEMENTS. MAS has been or will be furnished with the audited financial statements of SLI (the "Financial Statements"). The
Financial Statements were prepared in accordance with generally accepted accounting principles and present fairly and accurately the information set forth therein.

      Section 3.9 ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule
3.9 hereto, since December 31, 1998, SLI has actively conducted its business in the ordinary and regular course. Since that date, there has not been any material adverse change in the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of SLI nor is any event threatened which would cause such an adverse change, nor has there occurred any event or governmental regulation or order restricting the business of SLI.

      Section 3.10 FACILITIES AND EQUIPMENT. The personal property owned or leased by SLI at its facility for the operation of, or used in, its business is in its possession or under its control and is adequate for the operation of such business as presently conducted.

      Section 3.11 TITLE TO ASSETS. Except as set forth on Schedule 3.11 or in the Financial Statements, SLI has good, valid and marketable title to all of its real property and leasehold estates and good and valid title to all of its other assets (tangible and intangible), including, but not limited to, all leasehold improvements and equipment and all other properties and assets reflected or required to be reflected in the Financial Statements and all properties and assets purchased or leased by it since the dates of such Financial Statements (except for properties and assets so reflected or required to be reflected which have been sold or otherwise disposed of in the ordinary course of business), subject to no liens, pledges, encumbrances, mortgages, security interests, charges or other similar restrictions of any nature whatsoever. Except as set forth on Schedule 3.11, SLI enjoys peaceful and quiet possession of its properties and assets pursuant to or by all of the deeds, bills of sale, leases, licenses and other agreements under which it is operating its business.

      Section 3.12 ABSENCE OF UNDISCLOSED LIABILITIES. SLI does not have any material liabilities or obligations, either accrued or unaccrued, fixed or contingent, which have not been reflected in the Financial Statements or set forth on Schedule 3.12 hereof.

      Section 3.13 LITIGATION. Schedule 3.13 hereof sets forth a list of all administrative or judicial proceedings to which SLI is a party. Except as set forth on Schedule 3.13, there is no action, suit, claim, demand, arbitration or other proceeding, administrative or judicial, pending or, to the best knowledge of SLI, threatened against or relating to SLI which, if adversely determined or resolved, would materially and adversely affect the financial condition, results of operations, business or prospects of SLI.

      Section 3.14 PATENTS AND TRADEMARKS.

      (a) Except as set forth on Schedule 3.14(a), SLI does not own, or operate under, any patent, trademark or service mark or any applications therefor. All trade names (including those whose use is limited to one or more states of the United States) owned or used by SLI are listed on Schedule 3.14 hereof and, to the extent indicated therein, have been duly registered with the states of the United States or the corresponding offices of other countries. Except as set forth on Schedule 3.14, SLI is the sole and exclusive owner of, or has the sole and exclusive power with respect to, or has the sole and exclusive right to use, the trade names specified on Schedule 3.14.

         (b) Except as set forth on Schedule 3.14(b) hereof, SLI has not ever been charged with infringement or violation of any adversely held trademark, trade name or copyright.


         (c) Except as set forth on Schedules 3.14(a) and 3.14(b), there no claims or demands of any other person, firm or corporation pertaining to the trade names, copyright registrations or pending copyright registration applications, as the case may be, listed on such schedules, and no proceedings have been instituted which challenge the right of SLI in respect thereof.

      Section 3.15 EMPLOYEE BENEFITS.

         (a) Schedule 3.15 hereof contains a list of (i) each pension, profit sharing, bonus, deferred compensation, or other retirement plan or arrangement for the benefit of any employee or group of employees of SLI or any independent contractors or group of independent contractor of SLI, (ii) each medical, health, disability, insurance or other plan or arrangement of SLI, and
(iii) each employee stock option plan or other plan providing for the purchase of shares of capital stock of SLI. All of such plans and arrangements of SLI are referred to herein as the "employee benefit plans".

         (b) The amounts reflected in the Financial Statements as liabilities or contingent liabilities with respect to employee benefit plans have been calculated In accordance and compliance with applicable law, including accounting principles relating thereto.

         (c) All of the employee benefit plans maintained by SLI (and each funding medium which may be attendant thereto) are in compliance with applicable law and all reporting and disclosure requirements under applicable laws and regulations, and have been administered and operated in accordance with their respective provisions and applicable law. There are no actions, suits or claims
(other than routine claims for benefits) pending with respect to the employee benefit plans.

         (d) SLI has filed, published and disseminated all reports, documents, statements and communications which are required to be filed, published or disseminated under applicable law and the rules and regulations promulgated thereunder relating to, and have timely made all modifications and amendments to, the employee benefit plans.

         Section 3,16 TAXES AND TAX RETURNS. SLI has duly filed all income, franchises and other tax returns and reports required to be filed by it and has duly paid or made provisions for the payment of all taxes (including any interest or penalties) which are due and payable pursuant to such returns. SLI has withheld proper and accurate amounts from their employees' compensation in substantial compliance with all withholding and similar provisions of applicable law. There are and will hereafter be no tax deficiencies (including penalties and interest) of any kind assessed against SLI with respect to any period ending on or before the Closing Date.

         Section 3.17 CONTRACTS. SLI has heretofore furnished to MAS or its counsel true and complete copies of each document, and a written description of each oral contact, set forth on Schedule 3.17 hereof. Schedule 3.17 is a true and complete list of all contracts, understandings, commitments, arrangements and agreements of the following types, including all amendments thereto to which SLI is a party:

         (a) Contracts relating to equipment purchases, or series of similar equipment purchases from the same supplier, involving an expenditure of, or if in a series, expenditures in the aggregate of, more than twenty-five thousand dollars ($25,000);

         (b) Bonus, incentive, pension, profit-sharing, hospitalization, insurance, deferred compensation, retirement, stock option or stock purchase plans or similar plans providing employee benefits;

         (c) Factoring, loan, note, financing or similar contracts with any lenders or guarantees of undertakings to answer for the debts or defaults of another, or any contracts encumbering title to any properties, involving in each case, or if in a series involving the same lender, guarantor or property, as the case may be, In the aggregate, at least twenty-five thousand dollars ($25,000);

         (d) contracts for the acquisition or disposition of a business or substantially all of the property, assets or capital stock or other securities of a business or company under which there are continuing or unperformed obligations on the part of any of the parties hereto, which contracts in each case involve at least twenty-five thousand dollars ($25,000);

         (e) Conditional sales contracts, leases of personal property or contracts for the purchase or sale of real or personal property, involving in each case at least twenty-five thousand dollars ($25,000);

         (f) Management or consulting contracts, involving in each case, or with respect to any individual in the aggregate, at least twenty-five thousand dollars ($25,000);

         (g) Contracts for the furnishing of services or products to or by SLI, involving an expenditure in each case of at least twenty-five thousand dollars
($25,000);

         (h) Royalty or licensing contracts or contracts requiring similar payments to unrelated parties individually, or with respect to any unrelated party in the aggregate, involving or which reasonably may in the future involve an amount in excess of twenty-five thousand dollars ($25,000) annually;

         (i) All employment agreements between SLI and any of its employees; and

         (j) All agreements, contracts and commitments not listed on any other schedule hereto which individually involve the payment of twenty-five thousand dollars ($25,000) or more.

                   Except as set forth on Schedule 3.17, all such contracts, understandings, commitments, arrangements and agreements are in full force and effect.

         Section 3.18 COLLECTIVE BARGAINING AGREEMENTS. Schedule 3.18 hereof is a list of all collective bargaining agreements with any labor organization to which SLI is a party. The relations of SLI with its employees are good and there are no impending labor difficulties.


         Section 3.19 INSURANCE. SLI is insured by insurers unaffiliated with SLI or SLI with respect to its properties and the conduct of its business in such amounts and against such risks as are generally and prudently maintained for comparable businesses and consistent with its past practice

      Section 3.20 REAL PROPERTY.

         (a) Schedule 3.20 hereof sets forth a true and complete list of (i) all real property owned by SLI and (ii) all real property leases to which SLI is a party. SLI has heretofore furnished to MAS or its counsel true and complete copies of each written contract and a written description of each oral contract relating to the list set forth on Schedule 3.20.

         (b) With respect to the leases described on Schedule 3.20, except as setforth on Schedule 3.20;

               (i) "All such leases are in writing and duly executed, and, where required, witnessed, acknowledged and recorded to make them valid and binding and in full force and effect for the full term thereof, and none have been modified;

               (ii) The rental set forth in each such lease is the actual rental being paid, and there are no separate agreements or understandings with respect to the same not set forth in Schedule 3.20;

               (iii) The lessee under each such lease has the full right to exercise any renewal option contained therein and upon due exercise will be entitled to enjoy the use of the premises for the full term of such renewal option;

               (iv) Upon performance by the lessee of the terms of each such lease, the lessee has the full right to enjoy the use of the premises demised thereunder for the full term thereof; and

               (v) Except as set forth on Schedule 3.20, all security deposits required by such leases have been made and no forfeiture with respect thereto claimed in whole or in part, by any of the lessors.

      Section 3.21 MATERIAL MISSTATEMENTS OR OMISSIONS. No representations or warranties made by SLI under this Agreement or in any certificate, schedule or other document furnished to be furnished to MAS or its counsel pursuant hereto, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.


4.    REPRESENTATIONS AND WARRANTIES OF MAS.

      MAS represents, covenants and warrants to SLI as follows:



      Section 4.1 CORPORATE EXISTENCE/STANDING/AUTHORITY. MAS is a corporation duly organized, validly existing and in good standing under the laws of Indiana and has the corporate power and authority to own, operate and lease its respective properties, to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transactions contemplated hereby. MAS is duly qualified to do business and is in good standing in each jurisdiction were the failure to qualify would have a material adverse affect on it. MAS has delivered to SLI or its counsel true and correct copies of the articles of incorporation and by-laws of MAS, together with any amendments thereto.

      Section 4.2 SHARES OF STOCK. MAS has authorized 80,000,000 shares of common stock of which there are presently issued and outstanding 8,605,670 shares of common stock. MAS will cancel 7,500,000 shares on the date of merger which will reduce total number of shares issued and outstanding to 1,105,670.
None of the 20,000,000 shares of preferred stock is issued and outstanding. All issued and outstanding shares of capital stock of MAS have been duly authorized and validly issued and are fully paid and nonassessable. There is no subscription, option, warrant, call, right, contract commitment, understanding or arrangement relating to the issuance, sale or transfer by MAS of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.

      Section 4.3 - AUTHORITY. MAS has the full right and authority to enter into and fully perform this Agreement and all other agreements and documents to be delivered to SLI in connection herewith. All actions required to be taken by MAS to authorize the execution, delivery and performance of this Agreement and all other agreements and documents to be delivered in connection herewith have been or will by the Closing Date be properly taken. This Agreement constitutes the valid and binding obligation of MAS. Neither the execution and delivery of this Agreement and all other agreements and documents executed in connection herewith nor the consummation of the transactions contemplated hereby nor the performance of this Agreement and all other agreements and documents executed in connection herewith will (1) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of MAS, (2) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance or the payment of money required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of MAS's properties under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, indenture, lease, agreement or other instrument or commitment to which MAS is a party, or by which MAS or its properties may be bound or affected or
(3) violate any order,' writ, injunction, decree, judgment, or ruling of any court or governmental authority specifically applicable to MAS or any of its properties.

      Section 4.4 NO VIOLATION. Except as set forth on Schedule 4.4, to the best knowledge of MAS, MAS has complied with all rules, regulations, codes and laws affecting its business and operations and is not in default under, or in violation of, any provision of any federal state or local rule, regulation, code or law nor has MAS been given notice of any such default or violation.

      Section 4.5 LICENSES AND RIGHTS. MAS possesses all franchises, easements, licenses, permits and other authorizations from governmental or regulatory authorities and from all other persons or entities that are necessary to permit it to engage in its business as presently conducted in and at all locations and places where it is presently operating. Such franchises, licenses, permits and other authorizations are set forth on Schedule 4.5.

      Section 4.6 CONSENTS. Except as set forth on Schedule 4.8 hereto, no approval or consent of any person, firm or other entity or body is required to be obtained by MAS for the authorization of this Agreement or the consummation by MAS of the transactions contemplated hereby.

      Section 4.7 NO DEFAULTS. Except as set forth on Schedule 4.7, to the best knowledge of MAS, no default (or event which with the passage of time or the giving of notice or both would become a default) exists or is alleged to exist with respect to the performance of any obligation of MAS under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty or other contract or instrument, including, but not limited to, any contract set forth on
Schedule 4.17, to which MAS is a party or to which its assets are subject, or by which it is otherwise bound, and no such default or event exists or is alleged to exist with respect to the performance of any obligation of any other party thereto.

      Section 4.8 FINANCIAL STATEMENTS. SLI has been or will be furnished with audited financial statements of MAS for the year ended December 31, 1998, (the "Financial Statements"). The Financial Statements were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and as of their date of issuance were or will be true, correct and complete all material respects and present fairly and accurately the information set forth therein.

      Section 4.9 ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule
4.9 hereto, since December 31. 1998, MAS has actively conducted its business in the ordinary and regular course. Since that date, there has not been any material adverse change in the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of MAS nor is any event threatened which would cause such an adverse change, nor has there occurred any event or governmental regulation or order restricting the business of MAS.

         Section 4.10 FACILITIES AND EQUIPMENT. MAS does not own any personal property owned or leased any facility for its operation.

         Section 4.11 TITLE TO ASSETS. MAS does not own any tangible property.


         Section 4.12 ABSENCE OF UNDISCLOSED LIABILITIES. MAS does not have any material liabilities or obligations, either accrued or unaccrued, fixed or contingent, which have not been reflected in the Financial Statements or set forth on Schedule 4.12 hereof, or which exceed in the aggregate $5,000.

         Section 4.13 LITIGATION. Schedule 4.13 hereof sets forth a list of all administrative or judicial proceedings to which MAS is a party. Except as set forth on Schedule 4.13, there is no action, suit, claim, demand, arbitration or other proceeding, administrative or judicial, pending or, to the best knowledge of MAS, threatened against or relating to MAS which, if adversely determined or resolved, would materially and adversely affect the financial condition, results of operations, business or prospects of MAS.

      Section 4.14 PATENTS AND TRADEMARKS.

         (a) Except as set forth on Schedule 4.14(a), MAS does not own, or operate under, any patent, trademark or service mark or any applications therefor. All trade names (including those whose use is limited to one or more states of the United States) owned or used by MAS are listed on Schedule
4.14 hereof and, to the extent indicated therein, have been duly registered with the states of the United States or the corresponding offices of other countries.
Except as set forth on Schedule 4.14, MAS is the sole and exclusive owner of, or has the sole and exclusive power with respect to, or has the sole and exclusive right to use, the trade names specified on Schedule 4.14.

         (b) Except as set forth on Schedule 4.14(b) hereof, MAS has not ever been charged with infringement or violation of any adversely held trademark, trade name or copyright.

         (c) Except as set forth on Schedules 4.14(a) and 4.14(b), there are no claims or demands of any other person, firm or corporation pertaining to the trade names, copyright registrations or pending copyright registration applications, as the case may be, listed on such schedules, and no proceedings have been instituted which challenge the right of MAS in respect thereof.

      Section 4.15 EMPLOYEE BENEFITS.

         (a) Schedule 4.15 hereof contains a list of (i) each pension, profit sharing, bonus, deferred compensation, or other retirement plan or arrangement for the benefit of any employee or group of employees of MAS or any independent contractors or group of independent contractor of MAS, (ii) each medical, health, disability, insurance or other plan or arrangement of MAS, and (iii) each employee stock option plan or other plan providing for the purchase of shares of capital stock of MAS. All of such plans and arrangements of MAS are referred to herein as the "employee benefit plans".

         (b) The amounts reflected in the Financial Statements as liabilities or contingent liabilities with respect to employee benefit plans have been calculated in accordance and compliance with applicable law, including accounting principles relating thereto.


         (c) All of the employee benefit plans maintained by MAS (and each funding medium which may be attendant thereto) are in compliance with applicable law and all reporting and disclosure requirements under applicable laws and regulations, and have been administered and operated in accordance with their respective provisions and applicable law. There are no actions, suits or claims
(other than routine claims for benefits) pending with respect to the employee benefit plans.

         (d) MAS has filed, published and disseminated all reports, documents, statements and communications which are required to be filed, published or disseminated under applicable law and the rules and regulations promulgated thereunder relating to, and have timely made all modifications and amendments to, the employee benefit plans.

      Section 4.16 TAXES AND TAX RETURNS. MAS has duly filed all income, franchise and other tax returns and reports required to be filed by it and has duly paid or made provision for the payment of all taxes (including any interest or penalties) which are due and payable pursuant to such returns. MAS has withheld proper and accurate amounts from their employees' compensation in substantial compliance with all withholding and similar provisions of applicable law. There are and will hereafter be no tax deficiencies (including penalties and interest) of any kind assessed against MAS with respect to any period ending on or before the Closing Date.

      Section 4.17 CONTRACTS. MAS has heretofore furnished to SLI or its counsel true and complete copies of each document, and a written description of each oral contact, set forth on Schedule 4.17 hereof. Schedule 4.17 is a true and complete list of all contracts, understandings, commitments, arrangements and agreements of the following types, including all amendments thereto to which MAS is a party:

         (a) Contracts relating to equipment purchases, or series of similar equipment purchases from the same supplier, involving an expenditure of, or if in a series, expenditures in the aggregate of, more than $25,000;

         (b) Bonus, incentive, pension, profit-sharing, hospitalization, insurance, deferred compensation, retirement, stock option or stock purchase plans or similar plans providing employee benefits;

         (c) Factoring, loan, note, financing or similar contracts with any lenders or guarantees of undertakings to answer for the debts or defaults of another, or any contracts encumbering title to any properties, involving in each case, or if in a series involving the same lender, guarantor or property, as the case may be, in the aggregate, at least $25,000;

         (d) Contracts for the acquisition or disposition of a business or substantially all of the property, assets or capital stock or other securities of a business or company under which there are continuing or unperformed obligations on the part of any of the parties hereto, which contracts in each case involve at least $25,000;


         (e) Conditional sales contracts, leases of personal property or contracts for the purchase or sale of real or personal property, involving in each case at least twenty-five thousand dollars ($25,000);

         (f) Management or consulting contracts, involving in each case, or with respect to any individual in the aggregate, at least twenty-five thousand dollars ($25,000);


         (g) Contracts for the furnishing of services or products to or by MAS, involving an expenditure in each case of at least twenty-five thousand dollars ($25,000);

         (h) Royalty or licensing contracts or contracts requiring similar payments to unrelated parties individually, or with respect to any unrelated party in the aggregate, involving or which reasonably may in the future involve an amount in excess of twenty-five thousand dollars ($25,000) annually;

         (i) All employment agreements between MAS and any of its employees;
and

         (j) All agreements, contracts and commitments not listed on any other schedule hereto which individually involve the payment of twenty-five thousand dollars ($25,000) or more.

         Except as set forth on Schedule 4.17, all such contracts, understandings, commitments, arrangements and agreements are in full force and effect.

      Section 4.18 COLLECTIVE BARGAINING AGREEMENTS Schedule 4.18 hereof is a list of all collective bargaining agreements with any labor organization to which MAS is a party. The relations of MAS with its employees are good and there are no impending labor difficulties.

      Section 4.19 INSURANCE. MAS has no insurance policy.

      Section 4.20 REAL PROPERTY.

         (a) MAS does not own nor lease any real property.

               Section 4.20 MATERIAL MISSTATEMENTS OR OMISSIONS. No representations or warranties made by MAS under this Agreement or in any certificate, schedule or other document furnished or to be furnished to SLI or its counsel pursuant hereto, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.


5.    COVENANTS AND TRANSACTIONS PRIOR TO CLOSING

      Section 5.1 CONDUCT AND TRANSACTIONS OF SLI PRIOR TO THE CLOSING.
Between the date of this Agreement and the Closing, the executive officers and board of directors of SLI shall retain full control of the management and business thereof. In order to assure protection and preservation of SLI's business as well as SLI's performance of its obligations under and related to this Agreement, SLI agrees that from the date of this Agreement up to and including the Closing;

               (a) SLI shall give MAS, its counsel, accountants, appraisers and other representatives or experts retained by MAS full access on reasonable notice to all the premises and books, records and personnel of SLI during normal business hours and cause SLI to furnish to MAS such financial and operating data and other information with respect to the business and properties of SLI as MAS may from time to time reasonably request. In the event of termination of this Agreement for any reason, MAS will return all documents, work papers and other materials obtained from SLI or SLI and will not further disclose to third parties any confidential information obtained by it pursuant hereto.

               (b) SLI shall use all reasonable efforts to (i) preserve intact the present business organization and personnel of SLI, (ii) preserve the present goodwill and advantageous relationships of SLI with all persons having business dealings with SLI, and (iii) preserve and maintain in force all licenses, certificates, leases, contracts, permits, registrations, franchises, confidential trade names and copyrights, and applications for any of same, bonds and other similar rights of SLI. Except as otherwise provided in this Agreement, SLI shall refrain from entering into any new employment or consulting agreements with any of its present officers, management personnel or consultants, or any other employment or consulting agreement with any other person, not terminable by SLI on less than thirty (30) days' notice. SLI shall maintain in force all property, casualty, crime, life, directors, officers and other forms of insurance and bonds which it presently carries and, except with the written consent of MAS, no cancellation or assignment of existing insurance coverage will be effected by SLI.

               (c) MAS shall operate its business only in the usual, regular and ordinary course and manner, and, except with the written consent of MAS, shall refrain from (i) selling or agreeing to sell any capital stock, or (ii) except in the ordinary course of business, encumbering or mortgaging any property or assets or terminating or modifying any lease or incurring any obligation (contingent or otherwise).

               (d) SLI or SLI shall not discuss or negotiate with any third party a possible sale of all or any part of the capital shares or assets of SLI, nor provide any information to any third party with respect thereto, other than such Information which is provided in the ordinary course of the business operation of SLI to third parties, provided SLI has no reason to believe that such information may be utilized to evaluate a possible sale of the capital shares or assets of SLI.

               (e) SLI will exert its best efforts to fulfill in a timely manner all objectives and conditions to permit consummation of the transactions as contemplated by this Agreement and execute and deliver to MAS any and all documents necessary, in the reasonable opinion of its counsel, to consummate the transactions contemplated by this Agreement.

               Section 5.2 CONDUCT BY MAS PRIOR TO CLOSING. Between the date of this Agreement and the Closing Date, MAS shall use its best efforts to fulfill in a timely manner all objectives and conditions to permit consummation of the transactions as contemplated by this Agreement and execute and deliver to SLI any and all documents necessary, in the reasonable opinion of its counsel, to consummate the transactions contemplated by this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF MAS

      The obligations of MAS under this Agreement are, at its option, subject to satisfaction of the following conditions at or prior to the Closing:

               Section 6.1 REPRESENTATIONS OF SLI. The representations and warranties of SLI set forth in this Agreement shall be true and complete in all material respects on and as of the Closing to the same extent and with the same force and effect as if made on such date, except as expressly provided to the contrary in this Agreement.

      Section 6.2 CONSENTS. All necessary approvals or consents shall have been obtained from any and all federal departments and agencies and from all other commissions, boards, agencies and from any other person, firm or entity whose approval or consent is necessary to the consummation of the transactions contemplated by this Agreement.

      Section 6.3 PERFORMANCE BY SLI. SLI shall have duly performed all obligations, covenants and agreements undertaken by them herein and complied with all terms and conditions applicable to them hereunder to be performed and complied with prior to the Closing.

      Section 6.4 DOCUMENTS TO BE DELIVERED TO MAS. MAS shall have received:

               (a) A certificate, dated as of the Closing and executed by SLI certifying as to the fulfillment of the matters contained in Sections 6.1, 6.2 and 6.3;

               (b) True and complete copy of the certificates of incorporation of SLI, certified by the Secretary of State of Australia or similar office of competent jurisdiction, and of the by-laws of SLI, together with all amendments thereto, certified by the Secretary of SLI;

               (c) Good standing certificate for SLI, certified by the Secretary of State of Delaware;

               (d) Certificates representing 10,394,330 of the SLI Shares, duly endorsed for transfer, and SLI shall have received the MAS Shares, duly endorsed for transfer. All such shares shall be subject to Rule 144 legend.

      Section 6.5 SUITS. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency in which it will be or it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement or which is likely to materially and adversely affect the financial condition, results of operations, business or prospects of SLI.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF SLI

      The obligations of SLI under this Agreement are, at its option, subject to satisfaction of the following conditions at or prior to the initial Closing:

      Section 7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of MAS set forth in this Agreement shall be true and complete in all material respects on and as of the Closing to the same extent and with the same force and effect as if made on such date, except as affected by the transactions contemplated by this Agreement.

      Section 7.2 CONSENTS. All necessary approvals or consents shall have been obtained from any and all federal departments and agencies and from all other commissions, boards, agencies and from any other person, firm or entity whose approval or consent is necessary to the consummation of the transactions contemplated by this Agreement.

      Section 7.3 PERFORMANCE BY MAS. MAS shall have duly performed all obligations, covenants and agreements undertaken by it herein and complied with all the terms and conditions applicable to them hereunder to be performed or complied with prior to the Closing.

      Section 7.4 DOCUMENTS TO BE DELIVERED TO SLI. SLI shall have received:

               (a) certificate dated as of the Closing, and executed by an officer of MAS, certifying as to the fulfillment of the matters contained in Sections 7.1, 7.2 and 7.3;

               (b) Certificates representing the MAS Shares, duly endorsed for transfer, and MAS shall have received 10,394,330 of the SLI Shares, duly endorsed for transfer.

               (c) True and complete copies of the certificate of incorporation of MAS and of the by-laws of MAS, together with all amendments thereto, certified by the Secretary of MAS;

               (d) True and correct copies of Minutes of the Board of Directors authorizing the officers and the Company to consummate the transaction.

      Section 7.5 SUITS. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency in which it will be or it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement.

8.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION

      Section 8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Notwithstanding the closing of the transactions contemplated by this Agreement, or any investigation made by or on behalf of SLI or MAS, the representations and warranties of SLI or MAS contained in this Agreement or in any certificate, schedule, chart, list, letter, compilation or other document delivered pursuant hereto, shall survive the Closing for a period of one (1) year; provided, however, that as to any breach of, or misstatement in, any such representation or warranty as to which one party has given notice to the other on or prior to the expiration of such one (1) year period, the same shall continue to survive beyond said period, but only as to the matters contained in such notice.

      Section 8.2 SLI's INDEMNIFICATION. SLI covenants and agrees to indemnify and save harmless MAS and its directors, officers, employees and agents from any and all costs, expenses, losses, damages and liabilities incurred or suffered directly or directly by any of them (including reasonable legal fees and costs) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties of SLI made in or pursuant to this Agreement.

      Section 8.3 MAS'S INDEMNIFICATION. MAS covenants and agrees to indemnify and save harmless SLI and its directors, officers, employees and agents from any and all costs, expenses, losses, damages and liabilities incurred or suffered by any of them (including reasonable legal fees and costs) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties of MAS made in or pursuant to this Agreement.

      Section 8.4 DEFENSE AGAINST ASSERTED CLAIMS. If any claim or assertion of liability is made or asserted by a third party against a party indemnified pursuant to this Article 8 ("Indemnified Party") based on any liability or absence of right which, if established, would constitute a matter for which the Indemnified Party would be entitled to indemnification by another party hereto
("the Indemnifying Party") the Indemnified Party shall with reasonable promptness give to the Indemnifying Party written notice of the claim or asserting of liability and request the Indemnifying Party to defend the same.
Failure to so notify the Indemnifying Party shall not relieve the Indemnifying
Party of any liability which the Indemnifying Party might have to the Indemnified Party unless such failure materially prejudices the Indemnifying
Party's position. The Indemnifying Party shall have the right to defend against such liability or assertion, in which event the Indemnifying Party shall give written notice to the Indemnified Party of the acceptance of defense of such claim and the identity of counsel selected by the Indemnifying Party with respect to such matters. The Indemnified Party shall be entitled to participate with the Indemnifying Party in such defense and also shall be entitled at its option to employ separate counsel for such defense at the expense of the Indemnified Party. In the event the Indemnifying Party does not accept the defense of the matter as provided above or in the event that the Indemnifying
Party or its counsel fails to use reasonable care in maintaining such defense, the Indemnified Party shall have the full right at its option to defend against the liability or assertion and to employ counsel for such defense at the expense of the Indemnifying Party. All parties hereto will cooperate with each other in the defense of any such action and the relevant records of each shall be available to the others with respect to such defense.

9.    POST-CLOSING MATTERS

      9.1 PERFORMANCE PONDS. SLI shall maintain in force at its expense, until their maturity or expiration in accordance with their terms, all performance bonds issued by SLI prior to the Closing Date.

10.   ASSIGNMENT, THIRD PARTIES, BINDING EFFECT

      The rights under this Agreement shall not be assignable nor the duties delegable by any party without the written consent of all parties hereto having been obtained thereto. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto, and their successors in interest, any rights or remedies under or by reason of this Agreement unless so stated expressly to the Contrary. All covenants, agreements, representations and warranties of the parties contained herein shall be binding upon and inure to the benefit of MAS and SLI and their respective successors and permitted assigns.

11.   ABANDONMENT

      In the event the transactions contemplated hereby are terminated or abandoned by mutual agreement of the parties hereto, there shall be no liability on the part of any of the parties by reason of such termination or abandonment.

12.   NOTICES

      All notices, requests, demands and other communications hereunder shall be writing and shall, be deemed to have been duly given when personally delivered or deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, addressed to the parties at the following addresses (or at such other address as shall be given in writing by any party to the other) as follows:

                 To MAS:  Mr. Aaron Tsai
                                 MAS Acquisition III Corp.
                                 1710 East Division Street
                                 Evansville, Indiana 47711
                                 Telephone: (812) 479-7266
                                 Facsimile: (812) 479-7267

                 To SLI:  Mr. J. T. Lin
                               SurgiLight, Inc.
                               7055 University Blvd.
                               Winter Park, FL 32792
                               Telephone: 1-407-657-6500
                               Facsimile: 1-407-657-7118


13.   REMEDIES NOT EXCLUSIVE

      No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every remedy given hereunder or now or hereafter existing, at law or in equity by statute or otherwise. The election of any one or more remedies by MAS or SLI shall not constitute a waiver of the right to pursue other available remedies.


14.   COUNTERPARTS

      This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.


15.   CAPTIONS AND SECTION HEADINGS

      Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

16.   WAIVERS

      Any failure by any of the parties hereto to comply with all of the obligations, agreements or conditions set forth herein may be waived by the other party or parties, provided, however that any such waiver shall not be deemed a waiver of any other obligation, agreement or condition contained herein.

17.   ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the parties. There are not and shall not be any verbal statements, representations, warranties, undertakings or agreements between the parties, and this Agreement may not be amended or modified in any respect except by a written instrument signed by the parties hereto.

18.   APPLICABLE LAW

      This Agreement shall be governed and construed in accordance with the laws of the State of Indiana.

                                     * * *

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                   MAS Acquisition III Corp.


                                   By /s/ Aaron Tsai
                                      -----------------------------------------
                                      Aaron Tsai, President


                                   SurgiLight, Inc.


                                   By /s/ J. T. Lin
                                      -----------------------------------------
                                      J. T. Lin, President

EXHIBIT 2.1

                              STATE OF DELAWARE
                            DELAWARE TO DELAWARE
                             AGREEMENT OF MERGER

  Now on this 31th day of March , 1999, the MAS Acquisition III Corp. and the SurgiLight, Inc., both Delaware Corporation, pursuant to Section 251 of the General Corporation Law of the State of Delaware, have entered into the following Agreement of Merger;

  WITNESSETH that:

  WHEREAS, the respective Boards of Directors of the foregoing named corporations deem it advisable that the corporations merge into a single corporation as hereinafter specified; and

  WHEREAS, said MAS Acquisition III Corp. filed its Certificate of
Incorporation in the office of the Secretary of State of the State of Delaware on 7/31/1996; and

  WHEREAS, said SurgiLight, Inc. filed its Certificate of Incorporation in the office of the Secretary of State of the State of Delaware of 9/18/1998;

  NOW, THEREFORE, the corporations, parties to this Agreement, by and between their respective Boards of Directors, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and of carrying the same into effect as follows:

  FIRST: The MAS Acquisition III Corp. hereby merges into itself
SurgiLight, Inc. and said SurgiLight, Inc. shall be and hereby is merged into MAS Acquisition III Corp., which shall be the surviving corporation.

  SECOND: The Certificate of Incorporation of MAS Acquisition III Corp.
as in effect on the date of the merger provided for in this Agreement, shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.


  THIRD: The manner of converting the outstanding shares of each of the constituent corporations shall be as follows: One share of SurgiLight, Inc. shall be converted into one share of MAS Acquisition
III Corp.

  FOURTH: This merger shall become effective upon filing with the Secretary of State of Delaware.

  IN WITNESS WHEREOF, the parties to this Agreement, pursuant to authority duly given by their respective Boards of Directors, have caused these presents to be executed by an authorized officer of each party hereto.

                                    MAS Acquisition III Corp.
                                    -------------------------
                                By: /s/ Aaron Tsai
                                    -------------------------
                                       Authorized Officer

                              Name:     Aaron Tsai
                                    -------------------------
                                       Print or Type

                             Title:      President
                                    -------------------------

                                        SurgiLight, Inc.
                                    -------------------------
                                      (Name of Corporation)

                                By: /s/ J. T. Lin
                                    -------------------------
                                       Authorized Officer

                              Name:     J. T. Lin
                                    -------------------------
                                       Print or Type

                             Title:      President
                                    -------------------------

  I, Aaron Tsai, Secretary of MAS Acquisition III Corp., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary of the said corporation, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of said corporation by an authorized officer of MAS Acquisition III Corp., a corporation of the State of Delaware, was duly submitted to the stockholders of said Corporation, at a special meeting of said stockholders called and held separately from the meeting of stockholders of any other corporation, upon waiver of notice, signed by all the stockholders, for the purpose of considering and taking action upon said Agreement of Merger, that 8,605,670 shares of stock of said corporation were on said date issued and outstanding and that the holder of 8,500,000 shares voted by ballot in favor of said Agreement of Merger and the holders of - 0 - shares voted by ballot against same, the said affirmative vote representing at least a majority of the total number of shares of the outstanding capital stock of said corporation, and that thereby the Agreement of Merger was at said meeting duly adopted as the act of the stockholders of said Corporation. and duly adopted agreement of said corporation.

  WITNESS my hand on behalf of said Corporation on this 31th day of March, 1999.

                                 By: /s/ Aaron Tsai
                                    ------------------
                                         Secretary
                               Name:     Aaron Tsai
                                    ------------------
                                     Printed or Typed

  I, J. T. Lin, Secretary of SurgiLight, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary of the said corporation, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of said corporation by an authorized officer of SurgiLight, Inc., a corporation of the State of Delaware, was duly submitted to the stockholders of said Corporation, at a special meeting of said stockholders called and held separately from the meeting of stockholders of any other corporation, upon waiver of notice, signed by all the stockholders, for the purpose of considering and taking action upon said Agreement of Merger, that 10,394,330 shares of stock of said corporation were on said date issued and outstanding and that the holder of 7,532,000 shares voted by ballot in favor of said Agreement of Merger and the holders of - 0 - shares voted by ballot against same, the said affirmative vote representing at least a majority of the total number of shares of the outstanding capital stock of said corporation, and that thereby the Agreement of Merger was at said meeting duly adopted as the act of the stockholders of said Corporation. and duly adopted agreement of said corporation.

  WITNESS my hand on behalf of said Corporation on this 31th day of March, 1999.

                                 By: /s/ J. T. Lin
                                    ------------------
                                         Secretary
                               Name:     J. T. Lin
                                    ------------------
                                     Printed or Typed



EXHIBIT 3.0

                              STATE OF DELAWARE
                          CERTIFICATE OF AMENDMENT
                      OF CERTIFICATE OF INCORPORATION

MAS Acquisition III Corp. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of MAS Acquisition III
Corp. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

The Company has authorized a total of twenty million (20,000,000) shares of common stock, $0.0001 par value.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General
Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That the said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by Aaron Tsai, an Authorized Officer, this 31th. day of March, 1999.


                              BY: /s/ Aaron Tsai
                                 --------------------
                TITLE OF OFFICER:     Aaron Tsai
                                 --------------------


EXHIBIT 3.1

                              STATE OF DELAWARE
                          CERTIFICATE OF AMENDMENT
                      OF CERTIFICATE OF INCORPORATION

MAS Acquisition III Corp. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of MAS Acquisition III
Corp. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

        The name of the Corporation is SurgiLight, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General
Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That the said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by J. T. Lin, an Authorized Officer, this 31th. day of March, 1999.


                              BY: /s/ J. T. Lin
                                 --------------------
                TITLE OF OFFICER:     J. T. Lin
                                 --------------------


